ARRENDANTE: BCR FONDO DE INVERSION INMOBILIARIO

ARRENDATARIO: APOLLO ENDOSURGERY COSTA RICA S.R.L.

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Exhibit 10.1

ADDENDUM AL CONTRATO DE ARRENDAMIENTO VIGENTE ENTRE BCR FONDO DE INVERSIÓN INMOBILIARIO Y APOLLO ENDOSURGERY COSTA RICA S.R.L.	ADDENDUM TO CURRENT LEASE BY AND BETWEEN BCR FONDO DE INVERSIÓN INMOBILIARIO AND APOLLO ENDOSURGERY COSTA RICA S.R.L.

N° 2	No. 2

Entre nosotros,	We,

BCR FONDO DE INVERSIÓN INMOBILIARIO fondo de inversión con cédula de persona jurídica número tres –ciento diez –doscientos setenta y siete mil cuatrocientos ocho fondo de inversión debidamente registrado ante el Registro Nacional de Valores e Intermediarios de la Superintendencia General de Valores mediante resolución número SGV-R-CIENTO CUARENTA Y CUATRO de las diez horas once de setiembre del año dos mil, fondo que fundamento en lo dispuesto en el artículo 62 de la Ley Reguladora del Mercado de Valores es administrado y representado por BCR SOCIEDAD ADMINISTRADORA DE FONDOS DE INVERSIÓN, SOCIEDAD ANÓNIMA, con cédula de persona jurídica número tres – ciento uno – doscientos cuarenta y nueve mil cincuenta y uno, sociedad que a su vez es representada en este acto por ROSNNIE DÍAZ MÉNDEZ, mayor, costarricense, casado, licenciado en Contaduría pública, portador de la cédula de identidad número uno – ochocientos catorce – doscientos cuarenta y uno, con domicilio social en Oficentro Torre Cordillera, Rohrmoser, piso #13, 300 metros al sur de Plaza Mayor, en su calidad de REPRESENTANTE LEGAL, con facultades de APODERADO GENERALÍSIMO SIN LÍMITE DE SUMA en adelante y en su conjunto, conocido como el “PROPIETARIO”, o el “ARRENDANTE”, o el “FONDO” y,

BCR FONDO DE INVERSIÓN INMOBILIARIO, a real estate investment fund with legal entity identification number three – one hundred and ten – two hundred and seventy-seven thousand four hundred and eight, duly registered with the National Register of Securities and Intermediaries of the Superintendence General of Securities, by means of resolution number SGV-R-ONE HUNDRED AND FORTY-FOUR, issued at ten hours on the eleventh day of September, two thousand, which fund, in accordance with the provisions of Article 62 of the Stock Market Regulatory Law, is managed and represented by BCR SOCIEDAD ADMINISTRADORA DE FONDOS DE INVERSIÓN, SOCIEDAD ANÓNIMA, with legal entity identification number three – one hundred and one – two hundred and forty-nine thousand and fifty-one, company that is in turn represented by ROSNNIE DÍAZ MÉNDEZ, of age, a Costa Rican national, married, a Licentiate in public accounting, bearer of identity card number one – eight hundred fourteen – two hundred forty one, domiciled in Oficentro Torre Cordillera, Rohrmoser, 13th floor, 300 meters South of “Plaza Mayor”, in my capacity as LEGAL REPRESENTATIVE, with FULL POWER OF ATTORNEY AND NO RESTRICTIONS AS TO THE AMOUNTS INVOLVED, hereinafter and collectively referred to as the “OWNER” or “LESSOR” or the “FUND”, and

FELIX NIEVES, mayor, estadounidense, casado, empresario, con domicilio social en Alajuela, La Garita, Parque Empresarial Zona Franca Coyol, portador del pasaporte de su país número                  , en su condición de APODERADO GENERALÍSIMO SIN LÍMITE DE SUMA de la sociedad APOLLO ENDOSURGERY COSTA RICA S.R.L. con cedula jurídica número 3-102-683842, en adelante denominado como el “ARRENDATARIO” o el “INQUILINO”.

FELIX NIEVES, of age, a United States national, married, businessman, domiciled in Alajuela, La Garita, Zona Franca Coyol, bearer of your country´s passport number                  , in his capacity as duly authorized representative with FULL POWER OF ATTORNEY AND NO RESTRICTIONS AS TO THE AMOUNTS INVOLVED, of the company APOLLO ENDOSURGERY COSTA RICA S.R.L., with legal entity identification number 3-102-683842, hereinafter referred to as “LESSEE” or “TENANT”.

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ARRENDANTE: BCR FONDO DE INVERSION INMOBILIARIO

ARRENDATARIO: APOLLO ENDOSURGERY COSTA RICA S.R.L.

CONSIDERANDO QUE:	PREAMBLE:

PRIMERO	FIRST

EL ARRENDATARIO, suscribió un contrato de arrendamiento con ZONA FRANCA COYOL S.A. cédula jurídica número 3-101-420512 el pasado 7 de agosto del año 2014, contrato que con sus adendas, comprende 1.694,00 m2 de la finca que se encuentra debidamente inscrita en el Registro Inmobiliario del Registro Nacional bajo la matrícula de Folio Real número 2-175348-F-000 antiguamente 2-68504-F-000, ubicada en el distrito 13, La Garita, del Cantón 1, Alajuela, de la Provincia de Alajuela.

WHEREAS, LESSEE, executed a Lease with ZONA FRANCA COYOL S.A. with legal entity identification number 3-101-420512 on the 7nd day of August, 2014, lease which comprehends along with its amendments, a leased area of 1.694,00 m2 within the property duly registered with the Real Estate Register of the National Registry, under Real Estate registration number 2-175348-F-000 formerly 2-68504-F-000, located in district 13, La Garita, of Canton 1, Alajuela, of the Province of Alajuela.

SEGUNDO	SECOND

En escritura otorgada en la ciudad de San José, a las diez horas con treinta minutos del 29 de septiembre del año 2016, ante notario Lic. Karla Villalobos Alpizar, mediante la cual BCR FONDO DE INVERSIÓN INMOBILIARIO, adquirió de ZONA FRANCA COYOL S.A. la finca objeto del contrato de arrendamiento y en razón de la compraventa celebrada, dicho FONDO INMOBILIARIO asumió en su doble condición de propietario y arrendante, todos los contratos de arrendamiento que afectan a las fincas que por esa escritura le fueron cedidos y entregados, lo cual fue debidamente notificado al ARRENDATARIO.

WHEREAS, by means of instrument executed in the city of San José, at ten hours and thirty minutes on September 29, 2016, before Notary Karla Villalobos Alpízar, by means of which BCR FONDO DE INVERSIÓN INMOBILIARIO acquired from ZONA FRANCA COYOL S.A. the property subject matter of the Lease, and in view of such purchase and sale, the aforesaid REAL ESTATE INVESTMENT FUND assumed, in its dual capacity as owner and Lessor, all leases of the properties assigned and delivered to it under such instrument, a situation that was duly communicated by notice to LESSEE.

TERCERO	THIRD

Ante la notificación realizada de la cesión efectuada, por parte de ZONA FRANCA COYOL S.A., el FONDO INMOBILIARIO reconoce y acepta a APOLLO ENDOSURGERY COSTA RICA S.R.L., como el INQUILINO o ARRENDATARIO del inmueble descrito; y este último reconoció y aceptó al FONDO INMOBILIARIO como el PROPIETARIO, o el ARRENDANTE del inmueble objeto del contrato en este acto adicionado.

WHEREAS, in view of the notice of assignment made by ZONA FRANCA COYOL S.A., the REAL ESTATE INVESTMENT FUND recognizes and accepts APOLLO ENDOSURGERY COSTA RICA S.R.L. as the TENANT or LESSEE of the property described above, and the latter recognizes and accepts the REAL ESTATE INVESTMENT FUND as the OWNER or LESSOR of the property subject matter of the Agreement hereby added.

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ARRENDANTE: BCR FONDO DE INVERSION INMOBILIARIO

ARRENDATARIO: APOLLO ENDOSURGERY COSTA RICA S.R.L.

Por lo tanto, celebramos el presente Addendum, que se regirá por las siguientes cláusulas que aprobamos de común acuerdo:	Therefore, we do hereby execute this Addendum, which shall be governed by the following clauses, approved by the parties by mutual agreement:

CLAUSULADO	CLAUSES

1. DEL TIA BRINDADO POR PARTE DEL ARRENDANTE:	1. FROM THE TIA PROVIDED BY THE LESSOR:

El arrendante brindará al arrendatario un TIA de hasta SESENTA MIL DOLARES EXACTOS (USD$ 60.000,00) moneda de curso legal de los Estados Unidos de América, para que el arrendatario realice por cuenta y costo de éste, todas las gestiones y obtención de permisos que resulten suficientes y necesarios para la construcción de un mezanine y acabados bajo las especificaciones indicadas en el anexo A de esta adenda. En caso de que, durante la obtención de permisos ante las autoridades o instituciones pertinentes, se solicité realizar algún trabajo de modificación de las condiciones actuales del inmueble, éstos correrán por cuenta y costo del arrendatario. El arrendatario deberá remitir al arrendante los planos, especificaciones y documentos necesarios para la construcción de la obra a fin de ser revisados y aprobados por el propietario, de previo al inicio de la construcción. La cancelación del aporte del TIA se realizará contra avance de obra y aprobación del equipo técnico del arrendante, para lo cual el arrendatario deberá presentar los documentos que respalden las erogaciones, como lo son: Copias de contratos de construcción, facturas, submital y cualquier otro documento que requiera el arrendante. Una vez presentada la documentación para el avance de obra el arrendante tendrá 8 días naturales para su análisis y aprobación.	The lessor will provide the lessee with a TIA limited to the maximum amount of exactly SIXTY THOUSAND DOLLARS (USD $ 60,000.00), legal tender of the United States of America, for the lessee to carry out, to his costs and expenses, all the paperwork and permit related issues necessary to build a mezzanine and finishes; according to the specifications stated in Annex A of this addendum. If during the obtaining of permits with the pertinent authorities or institutions, a modification of the current conditions of the property is requested, these modifications will also be at the cost and expense of the lessee. Prior to any construction works, the necessary blueprints and documents must be submitted to Lessor in order to be reviewed and approved. The payment of the TIA investments will made accordingly to the works progress and pending the Landlord’s technical team’s approval, for which the Lessee is required to present the evidence that backs any expenses made, such as but not limited to construction contracts, bills, submittals and any other document required by the Lessor.

Once the documentation has been presented, the Lessor will have 8 days to review it and approve it.

Una vez aprobado el pago por el equipo técnico del arrendante, el desembolso se realizará durante los 8 días naturales posteriores.	After payment has been approved by the technical team, the actual payment will be made during the 8 days following the approval.

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ARRENDANTE: BCR FONDO DE INVERSION INMOBILIARIO

ARRENDATARIO: APOLLO ENDOSURGERY COSTA RICA S.R.L.

2. DEL PLAZO:	2. TERM:

Las partes de común acuerdo manifiestan que extienden el plazo del contrato por un periodo adicional de siete (7) años u ochenta y cuatro meses (84) contados a partir del 1 de octubre de 2021 y hasta el 30 de septiembre del 2028.

By common agreement, the parties state that they hereby extend the term of the Agreement for an additional period of seven (7) years or eighty-four months (84), counted from the 1st day of October, 2021, and to expire on the 30th day of September, 2028.

El contrato se tendrá renovado de forma automática al vencimiento del plazo antes dicho, por un período de Cinco (5) años, excepto en el caso que el Arrendatario comunique por escrito con por lo menos seis (6) meses de anticipación al vencimiento, su deseo de no renovar el plazo. Las mismas condiciones aplicarán en eventuales renovaciones.	The contract will be renewed automatically at the expiration of the aforementioned term, for a period of Five (5) years, except in the case that the Tenant gives a six (6) month written notice prior to the expiration is given, expressing his wish to not renew the term. The same conditions will apply in eventual renovations.

El arrendatario podrá hacer terminación unilateral del contrato, en el tanto brinde un preaviso de seis (6) meses de anticipación, así como cancelar la suma total de las rentas complementarias faltantes al 30 de septiembre del 2028, además de la comisión la cual corresponde a VEINTINUEVE MIL SEISCIENTOS CUARENTA Y CINCO DÓLARES por correduría de bienes raíces, misma que será amortizada en línea recta calculada a siete años.

The Lessee may terminate the contract unilaterally, as long as a six (6) month written notice is given in advance, as well as cancel the total amount of the missing complementary income as of September 30th, 2028, in addition to the commission which corresponds to TWENTY-NINE THOUSAND SIX HUNDRED FORTY-FIVE DOLLARS per real estate brokerage, which will be amortized in a straight line at seven years.

3. DE LA RENTA:	3. RENT:

La renta que pagará la ARRENDATARIA al ARRENDANTE, a partir del 1 de octubre del año 2020 hasta el 30 de septiembre del año 2021 será la suma de TREINTA Y CINCO MIL DOSCIENTOS OCHO DÓLARES CON NOVENTA Y SEIS CENTAVOS (USD$ 35.208,96) moneda del curso legal de los Estados Unidos de América, los cuales serán pagaderos por mes adelantado. Del 1 de octubre del año 2021 al 30 de setiembre del 2022 la renta será de la suma de VEINTINUEVE MIL SEISCIENTOS CUARENTA Y CINCO DÓLARES, monto al cual se le aplicará un incremento anual del tres por ciento (3%) los días 01 de octubre de los años siguientes según se detalla en el “Anexo B” del presente documento.

The rent to be paid by LESSEE to LESSOR, from the 1st day of October, 2020 to the 30th day of September, 2021 shall be the amount of THIRTY-FIVE THOUSAND TWO HUNDRED AND EIGHT DOLLARS WITH NINETY SIX CENTS (USD$ 35.208,96), legal tender of the United States of America, payable on a monthly basis and in advance. From October 1st 2021 to September 30th 2022, the rent amount will be TWENTY-NINE THOUSAND SIX HUNDRED FORTY FIVE DOLLARS, amount to be applied an annual increase of three percent (3%) starting on October 1st of the following years as detailed in " Exhibit B " of this document.

Por otra parte, una vez desembolsado el monto del TIA y para el periodo comprendido del 1 de octubre del año 2021 y hasta el 30 de septiembre del 2028 se deberá cancelar una renta mensual completaría de MIL CINCUENTA Y NUEVE DOLARES EXACTOS (USD$ 1.059,00) moneda del curso legal de los

On the other hand, as of October 1, 2021 and until September 30, 2028, a monthly rent must be paid in the amount of ONE THOUSAND FIFTY-NINE EXACT DOLLARS (USD $ 1,059.00) currency of the legal tender of the United

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ARRENDANTE: BCR FONDO DE INVERSION INMOBILIARIO

ARRENDATARIO: APOLLO ENDOSURGERY COSTA RICA S.R.L.

Estados Unidos de América, producto del aporte de TIA para remodelaciones brindado por el propietario.	States of America, product of the contribution of TIA for remodeling provided by the owner.

Adicionalmente, la ARRENDATARIA pagará al ARRENDANTE, el importe correspondiente al servicio de mantenimiento privativo del inmueble “Park Services Provision Agreement”, por lo que a partir del 1 de octubre del año 2020 hasta el 30 de septiembre del año 2021 será la suma de SETECIENTOS VEINTIOCHO DÓLARES CON OCHENTA Y TRES CENTAVOS (USD$ 728,83) moneda del curso legal de los Estados Unidos de América, los cuales serán pagaderos por mes adelantado, monto al cual se le aplicará un incremento anual del tres por ciento (3%) los días 01 de octubre de los años siguientes según se detalla en el “Anexo C” del presente documento

In addition, LESSEE shall pay to LESSOR the sum required to cover the private services of maintenance of the property under the “Park Services Provision Agreement”, which, starting from the 1st day of October, 2020 and until the 30st day of September, 2021, shall be the sum of SEVEN HUNDRED TWENTY-EIGHT DOLLARS WITH EIGHTY-THREE CENTS (USD$ 728,83), legal tender of the United States of America, payable on a monthly basis and in advance, amount to which an annual increase of three percent (3%) will be applied on October 1 of the following years as detailed in "Exhibit C" of this document.

4. DE LA ENTREGA DE LA NAVE INDUSTRIAL AL FINALIZAR EL CONTRATO:	4. OF THE DELIVERY OF THE INDUSTRIAL WAREHOUSE AT THE END OF THE CONTRACT:

El propietario acepta que la nave industrial se entregue con todas las mejoras realizadas y equipos propiedad del arrendante a la finalización del contrato de arrendamiento.	The owner agrees that the industrial warehouse is delivered with all the improvements made and equipment owned by the lessor at the end of the lease.

5. MEJORAS	5. IMPROVEMENTS

El propietario se compromete a revisar y en caso de ser necesario las siguientes mejoras y mantenimientos al inmueble	The owner will carry out the following improvements and maintenance to the property:
a. Filtración el piso de bodega (shipping área) se enviará a un ingeniero civil, para valorar y conforme a su criterio se procederá.	a. Floor filtration in the Warehouse (Shipping area) the LESSOR will send a civil engineer to do an assessment and based on his conclusions, the LESSOR will proceed
b. Reparación general de techo industrial (goteras y filtraciones).	b. General repair of the industrial Floor (leaks)
c. Realizar una inspección con el ingeniero electromecánico para identificar el origen de las variaciones de presión de agua y con base en ellos definir el plan de acción para corregirlo	c. Water pressure corrections. The LESSOR will carry out and inspection with the electromechanical engineer to identify the origin of the water pressure variations and based on them define the action plan to fix it
d. Reemplazo de luminaria del lateral del edificio	d. Illumination replacement on the right side of the building
e. Revisión del drenaje del anden	e. Drainage Improvement (Anden area)
f. Colocación de parrillas de los caños exteriores	f. Placement of grills in the external pipes

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ARRENDANTE: BCR FONDO DE INVERSION INMOBILIARIO

ARRENDATARIO: APOLLO ENDOSURGERY COSTA RICA S.R.L.

g. Reparación o cambio de lámina de policarbonato de la entrada principal	g. Main entrance roof replacement or repair

6. CONFIDENCIALIDAD:	6. CONFIDENTIALITY

Las partes, sus directores, representantes legales, personeros, mandatarios, autorizados, asesores, y funcionarios en general, se comprometen a guardar estricta y absoluta confidencialidad, acerca de las cuestiones de fondo aquí convenidas, que se materializan en los términos y condiciones de la presente adenda, de no cumplir con esta cláusula de confidencialidad el Arrendante estaría con toda la facultad para revocar el acuerdo firmado entre las partes.	The parties, their directors, legal representatives, representatives, agents, authorized persons, advisers, and officials in general, undertake to keep strict and absolute confidentiality, on the substantive issues agreed upon here, which are materialized in the terms and conditions of the In this addendum, if this confidentiality clause is not complied with, the Lessor would be fully empowered to revoke the agreement signed between the parties.

7. DEL RESPETO DE LAS ESTIPULACIONES ANTERIORES:	7. RESPECT TO PREVIOUS PROVISIONS:

Lo que las partes expresamente no hubiesen modificado en este addendum, con respecto al Contrato de Arrendamiento del 7 de agosto del año 2014 y sus modificaciones, se mantendrán igual, por lo que las partes, se comprometen a respetar los derechos y a cumplir con las obligaciones y compromisos que fueron asumidos entre ZONA FRANCA COYOL S.A. y APOLLO ENDOSURGERY COSTA RICA S.R.L., originalmente; y que se derivan, existen y tienen vigencia al amparo del arrendamiento suscrito, y sus reformas.

Anything not expressly modified by the parties in this Addendum with regard to the Lease executed on August 7, 2014, as amended, shall remain the same, reason for which the parties undertake to respect the rights and comply with the obligations and undertakings that were assumed originally by and between ZONA FRANCA COYOL S.A. and APOLLO ENDOSURGERY COSTA RICA S.R.L., and which arise out of and exist and are effective under the executed Lease, as amended.

En fe de lo anterior, firmamos en dos tantos originales, prevaleciendo para cualquier interpretación la versión en español, el día 28 de Agosto del año 2020 en San José de Costa Rica.
In witness whereof, we have hereunto set our hand on two original, prevailing the version in the Spanish language for interpretation purposes, on this the 28th day of August 2020, in San José, Costa Rica.

/s/ ROSNNIE DÍAZ MÉNDEZ	/s/ FELIX NIEVES
EL ARRENDANTE	EL ARRENDATARIO
ROSNNIE DÍAZ MÉNDEZ	FELIX NIEVES
BCR FONDO DE INVERSIÓN INMOBILIARIO	APOLLO ENDOSURGERY COSTA RICA S.R.L.

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ARRENDANTE: BCR FONDO DE INVERSION INMOBILIARIO

ARRENDATARIO: APOLLO ENDOSURGERY COSTA RICA S.R.L.

ANEXO A
EXHIBIT A

Alcance del trabajo:

✓ Construcción en obra gris de un mezanine para oficinas de aproximadamente 200m2 con sus respetivas gradas, sobre área de oficinas existente y ciertos acabados.
✓ Mezanine para uso de oficinas.
✓ No incluye movimiento de ductos del sistema actual de aire acondicionado.
✓ La estructura consiste en piso, paredes laterales, cielorraso, divisiones internas.
✓ No incluye ningún equipo.
✓ El monto máximo será de $60,000

Scope of work:

✓ Construction in gray work of a mezzanine for 200m2 offices with their respective stands, over existing office area.
✓ Mezanine for office use.
✓ Does not include movement of ducts of the current air conditioning system.
✓ The structure sews on the floor, side walls and ceiling, external divisions.
✓ Not included any equipment.
✓ Maximun amount will be for an amount of Sixty Thousand dollars $60,000

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ARRENDANTE: BCR FONDO DE INVERSION INMOBILIARIO

ARRENDATARIO: APOLLO ENDOSURGERY COSTA RICA S.R.L.

ANEXO B
EXHIBIT B

Ajustes de Renta de 3% Anual
Rent Adjustments of 3% Per Annum

Periodo / Period		Renta complementaria / Supplementary Rent	Renta / Rent	Total
Desde / From	Hasta / To
01-10-2020	30-09-2021	USD$0,00	USD$35.208,96	USD$35.208,96
01-10-2021	30-09-2022	USD$1.059,00	USD$29.645,00	USD$30.704,00
01-10-2022	30-09-2023	USD$1.059,00	USD$30.534,35	USD$31.593,35
01-10-2023	30-09-2024	USD$1.059,00	USD$31.450,38	USD$32.509,38
01-10-2024	30-09-2025	USD$1.059,00	USD$32.393,89	USD$33.452,89
01-10-2025	30-09-2026	USD$1.059,00	USD$33.365,71	USD$34.424,71
01-10-2026	30-09-2027	USD$1.059,00	USD$34.366,68	USD$35.425,68
01-10-2027	30-09-2028	USD$1.059,00	USD$35.397,68	USD$36.456,68

* Los montos anteriormente establecidos no incluyen el importe correspondiente al pago de la cuota de mantenimiento del Condominio. Dicha cuota debe ser pagada por el inquilino adicionalmente a los montos aquí expresados.

* The amounts specified above do not include the amount of the Condominium Maintenance Fee. Such fee shall be paid by Lessee in addition to the amounts here in specified.

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ARRENDANTE: BCR FONDO DE INVERSION INMOBILIARIO

ARRENDATARIO: APOLLO ENDOSURGERY COSTA RICA S.R.L.

ANEXO C
EXHIBIT C

Ajustes al contrato de servicios de mantenimiento de 3% Anual
Park Service Agreement Adjustments of 3% Per Annum

Periodo / Period		Servicio de Mantenimiento / Maintenance Fee
Desde / From	Hasta / To
01-10-2020	30-09-2021	USD$728,83
01-10-2021	30-09-2022	USD$750,69
01-10-2022	30-09-2023	USD$773,21
01-10-2023	30-09-2024	USD$796,41
01-10-2024	30-09-2025	USD$820,30
01-10-2025	30-09-2026	USD$844,91
01-10-2026	30-09-2027	USD$870,26
01-10-2027	30-09-2028	USD$896,36

* Los montos anteriormente establecidos no incluyen el importe correspondiente al pago de la cuota de mantenimiento del Condominio. Dicha cuota debe ser pagada por el inquilino adicionalmente a los montos aquí expresados.

* The amounts specified above do not include the amount of the Condominium Maintenance Fee. Such fee shall be paid by Lessee in addition to the amounts herein specified.

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